UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ] Preliminary Proxy Statement

[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Section 240.14a-ll(c) or Section 240.14a-12

CPAC, Inc.

(Name of Registrant as Specified In Its Charter)

Thomas J. Weldgen, Chief Financial Officer

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies

2) Aggregate number of securities to which transaction applies

3) Per unit price or other underlying value of transaction computed pursuant to Exchange

  Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

5) Total Fee Paid:

[    ] Fee paid previously with Preliminary Materials

[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

CPAC, Inc.

2364 Leicester Road

Leicester, New York 14481

 NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of CPAC, Inc. will be held at the Genesee River Hotel-Restaurant and Reception Center, 134 North Main Street (Route 36), Mount Morris, New York 14510, on Wednesday, August 9,
2000, at 11:00 A.M. E.D.T. for the following purposes:

 1. To elect directors to serve until the next annual meeting of Shareholders and until their successors are duly elected and qualified;

 2. To ratify the appointment by The Board of Directors of PricewaterhouseCoopers, LLP as independent auditors of the Company for its fiscal year ending March 31, 2001;

3. To approve the grant of an option to a new director of the Company, Jerold L. Zimmerman, to purchase 15,000 shares of the Company's $.01 par value common stock.

4. To transact any other business properly brought before the meeting or any adjournments.

 Accompanying this Notice is a Proxy and Proxy Statement. If you are unable to be present in person, please sign and date the enclosed form of Proxy and return it in the enclosed envelope which requires no postage. Only Shareholders of record at the close of business on June 22, 2000 will be entitled to vote at the Annual Meeting and any adjournments thereof. The prompt return of your Proxy will save the expense of further communications.

DATED: July 6, 2000

 By Order of the Board of Directors
/s/ Robert Oppenheimer
ROBERT OPPENHEIMER, Secretary

CPAC, Inc.

2364 Leicester Road

Leicester, New York 14481

PROXY STATEMENT

Date of Proxy Statement: June 22, 2000

Date of Mailing: July 6, 2000

Annual Meeting of Shareholders: August 9, 2000

 The enclosed Proxy is solicited by The Board of Directors of CPAC, Inc. (hereinafter the "Company"). Any Proxy given pursuant to such solicitation may be revoked by the Shareholder at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Vice-President, Finance, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself revoke a Proxy. All written notices of revocation and other communications with respect to revocation of Proxies should be addressed as follows: Thomas J. Weldgen, Vice President, Finance, 2364 Leicester Road, Leicester, New
York 14481. Shares of common stock represented by properly executed Proxies received at or prior to the Annual Meeting and which have not been revoked will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on a properly executed Proxy, such Proxies will be voted FOR each of the proposals set forth in this Proxy Statement. The directors know of no matters to come before the meeting other than those set forth in the Proxy, but in the event any other matter may properly be brought before the meeting, the Proxy holders will vote the Proxies in their discretion on such matters.

 All of the expenses involved in preparing and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy material to beneficial owners of stock.

 Holders of 33 1/3% of the issued and outstanding common stock of the Company must be present in person or by Proxy in order to establish a quorum for the conduct of business at the Annual Meeting. Only record holders of the common stock at the close of business on June 22, 2000 are entitled to vote at the Annual Meeting. On that day 5,598,912 shares of common stock $.01 par value per share, were issued and outstanding. Each such share is entitled to one vote at the Annual Meeting.

 A copy of the Annual Report filed with the Securities and Exchange Commission on Form 10-K may be obtained by writing CPAC, Inc., P.O. Box 25, Leicester, New York 14481, Attention: Thomas J. Weldgen, Vice President, Finance.

Shareholder Proposals for Next Annual Meeting

 Shareholders may present matters for consideration at the next Annual Meeting either by having the matter included in the Company's own Proxy Statement and listed on its Proxy Card or by conducting his or her own Proxy solicitation. If the first alternative is elected, the Shareholder must be a qualified Shareholder and must submit the proposal to the Company before February 21, 2001. To be a qualified Shareholder, a Shareholder must have continuously owned at least $2,000, or 1% in market value of the Company's securities for at least one year before the date of submission of the proposal to the Company. If the second alternative is selected, management will retain discretionary authority to vote properly executed Proxy Cards it receives on such matter unless the Company has written notice of the intent of the Shareholder to present the matter at the next Annual Meeting and such notice is received by the Company before May 22, 2001.

PROPOSAL 1

ELECTION OF DIRECTORS

 Under the By-laws of the Company, its Board of Directors is elected annually to serve until the next annual meeting of Shareholders and until the directors' successors are duly elected and shall qualify. Unless authority to vote for the election of directors is withheld or the Proxy is marked to the contrary therein, the enclosed Proxy will be voted for the election of the six nominees named below. Messrs. Hendrickson, Isaacs, Weldgen, Oppenheimer, James, Jr. and Dr.
Zimmerman are currently directors of the Company, with Messrs. Hendrickson, Isaacs, Weldgen, Oppenheimer and James, Jr. having been elected at the Annual Meeting of Shareholders in 1999. Dr. Zimmerman was elected a director of the Company in accordance with applicable By-laws provisions at a regularly scheduled meeting of the Board held on April 4, 2000. While management has no reason to believe that any nominee will not be available as a candidate, should such a situation arise, the Proxy may be voted for the election of other persons as directors. Each nominee must receive at least a plurality of the shares of stock of the Company present in person or by Proxy and entitled to vote at the Annual Meeting.

 Management recommends that the nominees listed in the following table be elected as directors of the Company, to serve until the next annual meeting of Shareholders and until their successors are duly elected and shall qualify. The table sets forth certain information with respect to each nominee.

Nominee

 Principal
Occupation

Age

 Served As
Director Since

 Thomas N. Hendrickson
(1)

 President and Chief
Executive Officer,
CPAC, Inc.

58

1969

 Robert C. Isaacs
(2)

 Senior Vice President and
Chief Operating Officer
CPAC, Inc.

60

1988

 Thomas J. Weldgen
(3)

 Vice President, Finance,
Chief Financial Officer
CPAC, Inc.

48

1998

 Robert Oppenheimer
(4)

 Attorney & Partner
Chamberlain D'Amanda
Oppenheimer & Greenfield

71

1969

 Seldon T. James, Jr.
(5)

 Financial Consultant to
Corporations

73

1972

 Jerold L. Zimmerman
(6)

 Ronald L. Bittner Professor of
Business Administration
William E. Simon Graduate School
of Business Administration
University of Rochester

53

4/4/2000

Notes:

 (1) Mr. Hendrickson is Chairman of the Board and Treasurer of the Company. He is also Chairman of the Board and Chief Executive Officer of Profit Recovery Systems, Inc., Trebla Chemical Company, Allied Diagnostic Imaging Resources, Inc.,
CPAC Europe N.V. and The Fuller Brush Company, Inc. He is Chairman of the Board, President and Managing Director of CPAC Italia S.r.1. and CPAC Asia Limited. He is President and Managing Director of CPAC Africa (Pty) LTD.

 (2) Mr. Isaacs is a director of Trebla Chemical Company, Allied Diagnostic Imaging Resources, Inc. and The Fuller Brush Company, Inc. He resigned as Senior Vice President and Chief Acquisitions Officer in July, 1998 for family reasons and rejoined the Company as Senior Vice President and Chief Operating Officer on March 22, 1999.

 (3) Mr. Weldgen joined the Company as Chief Financial Officer on March 2, 1992 and was appointed Vice President, Finance on April 5, 1998. Mr. Weldgen is a director of CPAC Europe N.V., CPAC Italia S.r.l., CPAC Africa (Pty) LTD and CPAC Asia
Limited. Prior to joining CPAC, Inc., Mr. Weldgen was a partner in the accounting firm Coopers & Lybrand.

 (4) Mr. Oppenheimer is Secretary to the Company and is a partner in the law firm of Chamberlain D'Amanda Oppenheimer & Greenfield, which firm serves as general counsel to the Company. Mr. Oppenheimer is also a director and Secretary of
Trebla Chemical Company and The Fuller Brush Company, Inc. He is Secretary of Profit Recovery Systems, Inc., Allied Diagnostic Imaging Resources, Inc., CPAC Europe N.V., CPAC Italia S.r.l., CPAC Africa (Pty) LTD and CPAC Asia Limited. Mr. Oppenheimer
receives no compensation as director or as Secretary of the Company or its subsidiaries. For the fiscal year ended March 31, 2000, Mr. Oppenheimer's firm was paid $210,236 by the Company in legal fees for legal services rendered to the Company.

 (5) Mr. James, Jr. is a director of Profit Recovery Systems, Inc. and CPAC Asia Limited. He receives no compensation in such capacity.

(6) Dr. Zimmerman is the Ronald L. Bittner Professor of Business Administration at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he has taught finance, accounting, and economics since 1974. He has published numerous books and papers during his career, and was a founding editor of the Journal of Accounting and Economics. Dr. Zimmerman's most current research is in the areas of Economic Value Added compensation programs and in organizational architecture. He has been recognized by national and local organizations for his achievements in education and research. Dr. Zimmerman has a Ph.D. in Business Administration from the University of California (Berkeley) and a B.S. in Finance from the University of Colorado. He has served as a visiting professor at Hong Kong University and the Chinese University of Hong Kong. Dr. Zimmerman has also consulted for various companies (including Kodak, DuPont and CPAC) and serves as an expert witness in court cases. He is a member of the American Accounting Association where he has held various committee positions, and served as a Distinguished Faculty Member in the American Accounting Association Doctoral Consortium.

Security Ownership of Certain Beneficial Owners and

Management Principal Shareholders

 As of June 22, 2000, the following persons are known to the Company to be the beneficial owners of more than five percent of the Company's issued and outstanding common stock, $.01 par value, the only class of its voting securities:

 Name and Address
Beneficial Owner

 Amount and Nature
of Beneficial Ownership (1)

 Percent of
Class

 Thomas N. Hendrickson
5 Simmons Road
Perry, New York 14530

 517,038 shares-outright
ownership; (2)
45,964 shares attributable from
ownership by spouse

 8.83%

.79%

 Harvard Management
Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

 783,000 shares-outright
ownership;

13.38%

 FMR Corporation
82 Devonshire Street
Boston, MA 02109

582,200 shares-outright ownership

9.95%

 Turnco Family Partnership, LLP
3900 Broadway
Great Bend, Kansas 67530

433,854 shares-outright ownership

7.41%

 (1) Number of shares includes shares of the Company's common stock subject to options but only those shares which may be purchased within sixty (60) days of June 22, 2000.

 (2) Includes 23,437 shares which may be purchased through an option granted December 8,1993 and 46,875 shares which may be purchased through exercise of an option granted February 9, 1994 pursuant to the Company's 1991 Employees' Incentive Stock
Option Plan. Includes 137,500 shares which may be purchased through exercise of an option granted February 8,1996, 25,875 shares which may be purchased through exercise of an option granted on August 6, 1997, 15,000 shares which may be purchased through exercise of an option granted June 26, 1998, and 6,250 shares which may be purchased through exercise of an option granted April 6, 1999, all pursuant to the Company's Executive Long Term Stock Investment Plan.

Directors and Executive Officers

 As of June 22, 2000, the Company's directors, its chief executive officer and its five "named executive officers" (listed individually below) and all its directors and officers (listed as a group below) beneficially owned shares of the
Company's common stock, $.01 par value, the only class of its voting securities, as follows:

Name

Amount of Class Beneficially Owned(1)

Percent

 Thomas N. Hendrickson,
President, Chief Executive
Officer and Director

563,002 shares (2)

9.28%

 Robert C. Isaacs,
Senior Vice President,
Chief Operating Officer
and Director

86,906 shares (3)

1.43%

 Thomas J. Weldgen
Vice President, Finance,
Chief Financial Officer
and Director

41,832 shares (4)

.69%

 Robert Oppenheimer
Secretary and Director

84,825 shares(5)

1.40%

 Seldon T. James, Jr.,
Director

87,936 shares(6)

1.45%

 Jerold L. Zimmerman
Director

17,000 shares (7)

.28%

 Wendy F. Clay,
Vice President,
Administration;
Chief Operating Officer
Stanley Home Products Division

28,675 shares (8)

.47%

 James W. Pembroke
Chief Accounting Officer

24,046 shares (9)

.40%

 All executive officers
and directors
(eight persons)

934,222 shares (10)

15.39%

(1) Number of shares includes shares subject to options but only those shares which may be purchased within sixty (60) days of June 22, 2000.

 (2) Includes 45,964 shares owned by Mr. Hendrickson's spouse. Includes 23,437 shares of the which may be purchased through exercise of an option granted on December 8, 1993 and 46,875 shares which may be purchased through exercise of an option granted on February 9,1994 pursuant to the Company's 1991 Employees' Incentive Stock Option Plan. Includes 137,500 shares of the Company's common stock which may be purchased through exercise of an option granted on February 8,1996, 25,875 shares which may be purchased through exercise of an option granted on August 6, 1997, 15,000 shares which may be purchased through exercise of an option granted on June 26, 1998, and 6,250 shares which may be purchased through exercise of an option granted
April 6, 1999, all pursuant to the Company's Executive Long Term Stock Investment Plan.

 (3) Includes 3,000 shares which may be purchased through exercise of an option granted on August 7, 1998 pursuant to the Company's NonEmployee Directors Stock Option Plan. Includes 67,500 shares of the Company's common stock which may be purchased through exercise of an option granted on February 8, 1996, and 12,500 shares which may be purchased through exercise of an option granted April 6, 1999, all pursuant to the Company's Executive Long-Term Stock Investment Plan.

 (4) Includes 3,437 shares which may be purchased through exercise of an option granted on December 8,1993 pursuant to the Company's 1991 Employees' Incentive Stock Option Plan, 4,375 shares which may be purchased through exercise of an option granted October 20, 1995, 3,000 shares which may be purchased through exercise of an option granted June 5, 1996, 7,500 shares which may be purchased through exercise of an option granted June 24, 1997, 5,000 shares which may be purchased through exercise of an option granted April 15, 1998, 5,000 shares which may be purchased through exercise of an option granted June 26, 1998, and 2,500 shares which may be purchased through exercise of an option granted August 10, 1999, all pursuant to the Company's
Executive Long Term Stock Investment Plan.

 (5) Includes 10,000 shares which may be purchased through exercise of an option granted on August 7, 1996, 3,000 shares which may be purchased through exercise of an option granted on August 9, 1996, 3,000 shares which may be purchased through exercise of an option granted on August 8, 1997, 3,000 shares which may be purchased through exercise of an option granted on August 7, 1998, and 2,000 shares which may be purchased through execise of an option granted on August 13, 1999, all pursuant to the Company's NonEmployee Directors Stock Option Plan.

 (6) Includes 17,250 shares owned by Mrs. Seldon T. James, Jr. Includes 10,000 shares which may be purchased through exercise of an option granted on August 7, 1996, 3,000 shares which may be purchased through exercise of an option granted on
August 9, 1996, 3,000 shares which may be purchased through exercise of an option granted on August 8, 1997, 3,000 shares which may be purchased through exercise of an option granted on August 7, 1998, and 2,000 shares which may be purchased through exercise of an option granted on August 13, 1999, all pursuant to the Company's NonEmployee Directors Stock Option Plan.

 (7) Includes 2,000 shares owned by Mrs. Jerold L. Zimmerman. Subject to the approval of the Shareholders as set forth in Proposal 4 to this Proxy Statement, includes 15,000 shares which may be purchased through exercise of an option granted
April 4, 2000.

 (8) Includes 4,687 shares which may be purchased through exercise of an option granted December 8,1993 pursuant to the Company's 1991 Employees' Incentive Stock Option Plan, 3,125 shares which may be purchased through exercise of an option granted October 20, 1995, 2,000 shares which may be purchased through exercise of an option granted June 5, 1996, 3,000 shares which may be purchased through exercise of an option granted June 24, 1997, 5,000 shares which may be purchased through exercise of an option granted April 15, 1998, and
2,500 shares which may be purchased through exercise of an option granted on August 10, 1999, all pursuant to the Company's Executive Long Term Stock Investment Plan. Ms. Clay was appointed Chief Operating Officer of the Stanley Home Products Division on
January 4, 2000. Previously, since June 8, 1998, she served as President of the Equipment Division. She was appointed Vice President, Administration on July 1, 1992. Prior to that, Ms. Clay was Director of Corporate Communications, and earlier, Manager,
Human Relations. She has been with the Company since December, 1982.

 (9) Includes 7,031 shares which may be purchased through exercise of an option granted October 6, 1993 pursuant to the Company's 1991 Employees' Incentive Stock Option Plan, 3,125 shares which may be purchased through exercise of an option granted October 20, 1995, 2,000 shares which may be purchased through exercise of an option granted June 5, 1996, 4,000 shares which may be purchased through exercise of an option granted June 24, 1997, 5,000 shares which may be purchased through exercise of an option granted June 26, 1998, and 2,500 shares which may be purchased through exercise of an option granted on August 10, 1999, all pursuant to the Company's Executive Long Term Stock Investment Plan. James W. Pembroke was promoted to Chief
Accounting Officer July 1, 1998. Previously, he was the Company's Corporate Controller since joining the Company in August, 1993. Prior to joining the Company, he was a senior manager with the accounting firm of Coopers and Lybrand L.L.P. where he was employed for twelve years. He holds a B.S. degree in Accounting from Miami University (Ohio) and is a certified public accountant.

 (10) Includes 85,467 shares which may be purchased through exercise of options granted pursuant to the Company's 1991 Employees' Incentive Stock Option Plan. Includes 384,250 shares which may be purchased through exercise of options granted pursuant to the Company's Executive Long Term Stock Investment Plan. Includes 45,000 shares which may be purchased through exercise of options granted pursuant to the Company's NonEmployee Directors Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

 Based upon its review of copies of Forms 3 and 4 and 5 received by it, the Company believes that, to the extent such Forms were required to be filed, such Forms were timely filed pursuant to Section 16 of the Securities Exchange Act of
1934, and that no director, officer and/or 10% Shareholder required to file such Forms failed to either file them or file them in timely fashion.

NonEmployee Directors Stock Option Plan

 The NonEmployee Directors Stock Option Plan approved by the Shareholders calls for the automatic grant of an option for 3,000 shares to each nonemployee director elected at the Annual Meeting of Shareholders on the first Friday after such
Annual Meeting, at a price equal to the fair market value on such date.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

 The Board of Directors of the Company met nine times during the fiscal year ended March 31, 2000. For the 2000 fiscal year, each incumbent director attended, either in person or by telephonic conference as permitted by the Company's
By-laws, approximately 90% of the total number of meetings held during the period for which he was a director and 100% of the total number of meetings of the committees of The Board on which he served during the period for which he was a member of such committee(s). Directors of the Company who are not officers of the Company may be compensated for attendance at meetings and for other agreed upon consulting services rendered to the Company. In the fiscal year ended March 31, 2000, Mr. James, Jr.
was paid $31,000 and payments in that amount will continue to Mr. James, Jr. for the remainder of his life. In addition, the Company maintains a corporate office in New York City which is made available to Mr. James, Jr. when he wishes to use it.

  The Audit Committee of The Board of Directors met once in fiscal year 2000. During fiscal year 2000, the Audit Committee was composed of three directors, the majority of whom are not officers, namely Messrs. David P. Biehn, James, Jr. and
Oppenheimer. Mr. Biehn is not standing for reelection as a director of the Company and will no longer serve on the Audit Committee. On April 4, 2000, Dr. Jerold L. Zimmerman was elected as a member of the Committee. The Audit Committee's responsibilities shall include: (1) subject to shareholder approval, nominating, employing and replacing, the independent accountants to audit the financial statements of the Company; (2) reviewing and appraising the audit efforts of the Company's independent accountants;
(3) ensuring that the independent accountants submit, at least annually, to the Audit Committee a formal, written statement delineating all relationships between the independent accountants and the Company; (4) reviewing with management and the independent accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K; (5) reviewing with management and the independent accountants the Company's financial information to be included in its quarterly reports on Form 10-Q prior to filing such reports with the Securities and Exchange Commission; (6) meeting with management periodically to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;
 (7) providing an open avenue of communication among and individually with the independent accountants, financial and senior management, and the Board of Directors, and taking appropriate actions resulting from this interaction; and (8) reviewing and assessing the adequacy of the Audit Committee's Charter on an annual basis and recommending changes, if any, to the Board of Directors.

 In accordance with recently promulgated Securities and Exchange Commission regulations, the Company's Board of Directors has adopted an Audit Committee Charter delineating the composition and the responsibilities of the Audit Committee. The Charter becomes fully effective in June, 2001 and will be attached to the Proxy Statement utilized in connection with the Annual Meeting of Shareholders to be held in August, 2001.

 The Compensation Committee of The Board of Directors met two times in fiscal year 2000. During fiscal year 2000, the Compensation Committee was composed of three directors, the majority of whom are not officers, namely Messrs. David P. Biehn,
James, Jr. and Oppenheimer. Mr. Biehn is not standing for reelection as a director of the Company and will no longer serve on the Compensation Committee. On April 4, 2000, Dr. Jerold L. Zimmerman was elected as a member of the Committee. The
Compensation Committee

(1) reviews and makes recommendations to The Board of Directors on employment policies, forms and levels of compensation, including specifically, the Company's Incentive Compensation Plan and the performance and level of compensation of the officers and top management personnel of the Company; and (2) reviews and makes recommendations to The Board on the operation, performance and administration of the Company's other employee benefit plans, including the Company's 401(k)
profit sharing plan.

 During fiscal year 2000, the Executive Long Term Stock Investment Committee was composed of three directors, the majority of whom are not officers, namely Messrs. David P. Biehn, James, Jr. and Oppenheimer. Mr. Biehn is not standing for reelection as a director of the Company and will no longer serve on the Executive Long Term Stock Investment Committee. On April 4, 2000, Dr. Jerold L. Zimmerman was elected as a member of the Committee. For further information concerning the operation of the Executive Long Term Stock Investment Committee and the Executive Long Term Stock Investment Plan during fiscal 2000, see Page 19 of this Proxy Statement.

 There is no standing Nominating Committee of The Board of Directors, The Board acting as a committee of the whole, serving as the Nominating Committee. There are no agreements or arrangements for the nomination or appointment of any person to The
Board of Directors.

Employment Agreement

 Effective September 20, 1995, the Company and Mr. Hendrickson entered into an employment agreement for a term of five years, which term was automatically extended for an additional one year on each of the first three anniversary dates, provided that Mr. Hendrickson was in the employ of the Company on that date. On June 2, 1998, the Board agreed to extend Mr. Hendrickson's employment agreement so that the term will be automatically extended for an additional one year on each anniversary date through September 20, 2003, provided that Mr. Hendrickson is in the employ of the Company on each such anniversary date. Under the agreement, subject to the control of the Board of Directors, Mr. Hendrickson's duties shall be those of Chief Executive
Officer of CPAC, Inc. The agreement sets forth a basic salary at an initial annual rate of $350,000 subject to increases in such base pay equal to the percent of increase given to other senior officers of the Company, or such other percent as determined by the Board of Directors (currently $450,000.)

 In addition, to his base pay, Mr. Hendrickson is automatically a participant in the Company's Incentive Compensation Plan, as described on Page 21 of this Proxy Statement. Mr. Hendrickson is also entitled to all rights and benefits for which he shall be eligible under any stock option plan, bonus, participation or extra compensation plans, pensions, group insurance or other benefits which the Company may provide for him or for its employees generally. In the event of his disability, his base salary shall be continued for the remainder of the contract term in effect at the time of his disability, but he will not be entitled to bonus for the period after his disability other than a bonus payable at the end of the fiscal year in which he becomes disabled, prorated on the basis of the number of days in which he was employed.

 If Mr. Hendrickson is terminated by the Company other than for cause, he is entitled to receive his base salary for the duration of the agreement, without further extension, with annual increments equal to the percent increase given to other senior officers of the Company; receive annually during such term a bonus equal to the highest annual bonus received in the three fiscal years of the Company immediately preceding his termination and be granted non-qualified stock options at the price and for the term of the qualified options which he holds at the date of termination, which options shall be effective upon the first date when he can no longer execise his qualified stock options.

EXECUTIVE COMPENSATION

 The following table sets forth certain information for the fiscal years ended March 31, 2000, 1999 and 1998 concerning compensation paid to or accrued for the Chief Executive Officer and the most highly compensated executive officers of the
Company whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

Annual Compensation

(a)

(b)

(c)

(d)(1)

(e)(2)

 Other Annual

Name and Principal Position

Year

Salary

Bonus

Compensation

 Thomas N. Hendrickson
President and Chief
Executive Officer

 2000
1999
1998

 $418,081
$382,212
$370,519

 $204,190
$    -
$190,641

 $6,300
$6,300
$5,880

 Robert C. Isaacs
Senior Vice President
and Chief Operating Officer

 2000
1999
1998

 $370,000
$185,000
$264,881

 $136,846
$    -
$92,114

 $5,902
$1,900
$4,020

 Thomas J. Weldgen
Vice President, Finance
and Chief Financial Officer

 2000
1999
1998

 $162,054
$134,854
$120,288

 $43,334
$    -
$36,245

 $5,711
$6,352
$6,235

 Wendy F. Clay
Vice President, Administration;
Chief Operating Officer
Stanley Home Products Division

 2000
1999
1998

 $120,593
$116,723
$97,200

 $36,328
$2,728
$23,881

 $6,336
$6,384
$5,100

 James W. Pembroke
Chief Accounting
Officer

 2000
1999
1998

 $109,681
$100,643
$ -

 $26,406
$    -
$ -

 $5,794
$5,567
$ -

 Long Term Compensation
Awards

Payouts

(f)(3)(4)

(g)(5)

(h)(6)

(i)(1)(7)(8)(9)(10)

Name and Principal Position

Year

 Restricted
Stock
Awards

 Options
SARs (#)

 LTIP
Payouts

 All Other
Compensation

 Thomas N. Hendrickson
President and Chief
Executive Officer

 2000
1999
1998

 25,000
-
-

 25,000
30,000
34,500

 -
-
-

 $62,562
$62,490
$68,475

 Robert C. Isaacs
Senior Vice President and
Chief Operating Officer

 2000
1999
1998

 -
-
-

 50,000
-
25,000

 -
-
-

 $4,800
$4,800
$4,750

 Thomas J. Weldgen
Vice President, Finance and
Chief Financial Officer

 2000
1999
1998

 -
-
-

 8,000
17,000
8,000

 -
-
-

 $4,800
$4,800
$4,750

 Wendy F. Clay
Vice President, Administration;
Chief Operating Officer
Stanley Home Products Division

 2000
1999
1998

 -
-
-

 5,000
5,000
3,000

 -
-
-

 $3,728
$4,250
$4,430

 James W. Pembroke
Chief Accounting
Officer

 2000
1999
1998

 -
-
-

 5,000
7,000
-

 -
-
-

 $3,360
$3,676
$ -

Notes:

 (1) See additional information on the Company's Incentive Compensation Plan on Page 21 of the Proxy Statement.

 (2) Amounts represent auto expense allowances.

 (3)  On April 13,1994, the Company entered into a deferred compensation arrangement pursuant to which the Company issued 23,437 shares of the Company's common stock ( as adjusted for each of the five for four stock splits distributed to shareholders on January 12,1995 and May 15,1996 respectively ) to Mr. Hendrickson, which shares are subject to forfeiture in the event certain conditions are not met. Such restrictions lapsed with respect to one fourth of the shares awarded on April
13,1996, 1997,1998 and 1999, respectively.

 (4) On December 1, 1999, the Company entered into a deferred compensation arrangement pursuant to which the Company issued 25,000 shares of the Company's common stock to Mr. Hendrickson, which shares are subject to forfeiture in the event certain conditions are not met.

 (5)  These shares, as adjusted for the January 12,1995 and May 15,1996 stock splits, were awarded on November 18,1994 under the Company's Executive Long Term Stock Investment Plan. See Page 24 of this Proxy Statement.

 (6) There are no Long Term Incentive Payouts.

 (7) Amounts include matching contributions made by the Company to the Company's 401(k) retirement plan: Mr. Hendrickson - $4,800; Mr. Isaacs - $4,800; Mr. Weldgen - $4,800; Ms. Clay - $3,728; and Mr. Pembroke - $3,360
 .

 (8) The Company is assignee of a $50,000 life insurance policy on the life of Mr. Hendrickson. The Company has entered into a split dollar agreement with Mrs. Thomas N. Hendrickson. In the event of Mr. Hendrickson's death, the cash value of the policy determined according to the agreement is payable to the Company and the balance is payable to Mrs. Hendrickson. The Company is the owner of the policy and pays all premiums. For the fiscal year ended March 31, 2000, the amount includible by Mr.
Hendrickson in income was $862.

 (9) On January 10, 1980, the Company established the terms of a salary continuation agreement for Mr. Hendrickson, funded in part by key man ordinary life insurance owned by and payable to the Company. The Company has purchased a $310,000 ordinary life insurance policy on the life of Mr. Hendrickson. Pursuant to the salary continuation agreement, if he dies while in the employ of the Company, his beneficiary will receive an amount equal to two times the cash value of his key man policy as of the date of retirement. For the fiscal year ended March 31, 2000 the premium for such policy was approximately $6,100. The amount accrued for the salary continuation agreement for the fiscal year ended March 31, 2000 was $6,900.

 (10) On October 13, 1992, the Company entered into a Deferred Compensation Arrangement with Mr. Hendrickson and contributed $250,000 to a Trust in order to provide itself with a source of funds to meet its obligations thereunder. The Company deferred $50,000 of Mr. Hendrickson's compensation for the 2000 fiscal year. This amount was contributed to the Trust and part of this contribution was used to continue funding a $325,000 variable, universal life insurance policy on the life of Mr.
Hendrickson with the Trust as the beneficiary thereof. The Arrangement calls for the payment of the principal amount contributed to the Trust, plus earnings thereon, in ten annual payments of principal and earnings, to Mr. Hendrickson and/or his beneficiaries in the event his service with the Company is terminated by it prior to age 55; upon his actual retirement after attainment of age 55; or upon his actual retirement or separation from service due to total disability or his death. The Arrangement was modified by the Board in June, 1998 to provide that all payments should be completed within five years in the event of a change in control of the
Company. Under the Arrangement, the principal of the Trust, as well as all earnings, are subject to the claims of the Company's general creditors in the event of the Company's insolvency or bankruptcy and Mr. Hendrickson and/or his beneficiaries are unsecured creditors of the Company. Mr. Oppenheimer and Mr. James, Jr. are the Trustees of the Trust created under the Arrangement. They receive no compensation in such capacity. The Company pays all expenses associated with the administration and investment of the Trust. The Trust's assets, except for the insurance policy, are invested with an independent investment firm. The amount accrued for the Deferred Compensation Arrangement for the fiscal year ended March 31, 2000, was $50,000.

Options The following table sets forth the details of options granted to the individuals listed in the Summary Compensation Table during fiscal year 2000.

OPTION/SAR GRANTS TABLE

Option/SAR Grants in Last Fiscal Year

Individual Grants

 Potential Realizable
Value
at Assumed Annual Rates
of Stock Price Appreciation
for Option Terms (2)

 Name and Principal
Position

 Number of
Securities
Underlying
Options/SARs
Granted (1)

 % of total
Options/SARs
Granted to
Employees in
Fiscal Year

 Exercise
or Base
Price
($/Share)

 Expiration
Date

 (3)
5% - ($)

 (4)
10% - ($)

 Thomas N. Hendrickson
President & Chief
Executive Officer

25,000

16.3%

7.3438

4-6-09

107,518

259,610

 Robert C. Isaacs
Senior Vice President
and Chief Operating
Officer

50,000

32.7%

7.3438

4-6-09

215,036

519,221

 Thomas J. Weldgen
Vice President, Finance
and Chief Financial
Officer

8,000

5.2%

7.6875

8-9-09

33,250

85,055

 Wendy F. Clay
Vice President
Administration;
Chief Operating Officer
Stanley Home
Products Division

5,000

3.3%

7.6875

8-9-09

20,781

53,159

 James W. Pembroke
Chief Accounting
Officer

5,000

3.3%

7.6875

8-9-09

20,781

53,159

Options were granted under "Executive Long Term Stock Investment Plan" described on Page 24 of this Proxy Statement and may be exercised at any time for a period of ten years from date of grants.

Notes to Option/SAR Grants Table

(1) Options become exercisable in cumulative annual increments of the greater of 25% or 2,500 shares beginning one year from the date of grant.

(2) The dollar amounts under these columns are the result of calculations at 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without an increase in stock price appreciation, which will benefit all shareholders commensurately. A zero percent gain in stock appreciation will result in zero dollars for the optionee.

(3) Represents the potential appreciation of the options, determined by assuming an annual compounding rate of appreciation of 5% per year over the remaining term of the grants from March 31, 2000. The compound growth rate for the April 6, 1999 grants are 55.3% for Messrs. Hendrickson and Isaacs. The compound growth rate for the August 9, 1999 grants are 57.9% for Messrs.  Weldgen and Pembroke and Ms. Clay.

(4) Represents the potential appreciation of the options, determined by assuming an annual compounding rate of appreciation of 10% per year over the remaining term of the grants from March 31, 2000. The compound growth rate for the April 6, 1999 grants are 136.4% for Messrs. Hendrickson and Isaacs. The compound growth rate for the August 9, 1999 grants are 144.3% for Messrs. Weldgen, Pembroke and Ms. Clay.

Options The following table shows information for the named executives concerning excercises of options and SARs during fiscal 2000 and the number and value of unexercised options and SARs held at March 31, 2000:

OPTIONS/SAR EXERCISES AND YEAR-END VALUE TABLE

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Value

 Number of Securities
Underlying Unexercised
Options/SARs at Fiscal
Year-End (#)

 In-The-Money
Options/SARs at Fiscal
Year-End($)

Name

 Shares
Acquired
on
Exercise

 $ Value
Realized

Exercisable

Unexercisable

Exercisable

Unexercisable

Thomas N. Hendrickson

0

0

232,562

64,750

138,271

0

Robert C. Isaacs

0

0

67,500

50,000

0

0

Thomas J. Weldgen

0

0

20,812

23,000

8,315

0

Wendy F. Clay

0

0

15,312

7,500

11,340

0

James W. Pembroke

0

0

18,656

9,500

13,358

0

Notes to Option/SAR Exercises and Year-End Value Table

(1) Represents the difference between the option exercise price and the closing market price for the Company's stock at March 31, 2000. The in-the-money options at March 31, 2000, pertain to option grants at October 6, 1993, grants at December
8, 1993, and February 9, 1994 with exercise prices of $5.60, $5.08, and $5.76, respectively. The closing market price for the Company's stock at March 31, 2000, was $7.50.

Reports of the Compensation Committee and the Executive Long Term Stock Investment Committee

 The following reports, submitted by the Compensation Committee and the Executive Long Term Stock Investment Committee of The Board of Directors, provide information regarding policies and practices concerning the compensation of the Chief
Executive Officer and the other executive officers of the Company included in the Summary Compensation Table.

Compensation Committee Report

 One function of the Compensation Committee is to review all matters relating to the compensation of senior executives of the Company, and to make recommendations to The Board of Directors or Executive Long Term Stock Investment Committee, as
appropriate, for specific actions in regard to such matters. During fiscal 2000, the Compensation Committee was composed of Messrs. James, Jr., Oppenheimer and Mr. David P. Biehn. Mr. Biehn is not standing for reelection as a Director of the Company.

Compensation Philosophy

 The philosophy for compensating executives of the Company is to provide a reasonable mix of cash and equity with a significant portion of total compensation at risk, depending upon performance of the executive and the Company. In this way, executives are encouraged and rewarded for thinking and acting like owners, rather than employees. An Incentive Compensation Plan was established in 1986 and approved by The Board of Directors. This Plan has been designed to focus the best efforts of executives on the achievement of financial growth objectives, intended to benefit both the Company and its Shareholders. Recognizing that it is always in the best interest of the Shareholders to attract, retain and motivate exceptional executive talent, the Company's components of executive compensation provide meaningful upside incentives for superior performance and results, while clearly linking the executives' interests to those of the Shareholders.

 Base Salary. When the Incentive Compensation Plan was established, the base salary policy was targeted at approximately 80% of the highest base salary paid to executives in commensurate positions within similar organizations and industries in the area. To establish these initial ranges, an overall review was carried out by a nationally recognized executive compensation consulting firm, based on national surveys of executive compensation for other companies within an appropriate bank of sales. Such salary information is subject to periodic update by the Compensation Committee, (most recently at August, 1999.)

 Annual Incentive Compensation. The incentive component of the Incentive Compensation Plan consists in a feature whereby executives may be rewarded for achieving or exceeding specific financial and growth target objectives, which link directly with the current and long term growth strategy of the Company, and ultimately lead to increased Shareholder value. At the beginning of each fiscal year, objectives are established at the corporate, subsidiary, and individual executive levels by the Compensation Committee. Annual cash incentive compensation targets are fixed to allow executives to earn total cash compensation (consisting of base salary plus annual incentive compensation payments) for successful achievement of outstanding results.
In 1994, a new study of executive salaries and overall compensation was completed for the Compensation Committee by a national consulting firm. The compensation consultants recommended to the Compensation Committee that the cash incentive plan be modified in order to provide management with greater incentive to strive for exceptional results. The Company modified the plan beginning with the April 1, 1994 fiscal year and the plan, as modified, remained in effect through this fiscal year. The modifications make it possible for the executive group to earn a larger bonus, but only if earnings per share have increased significantly.

 Long Term Non-Cash Incentives. Long Term, non-cash incentive awards are discussed below in the Executive Long Term Stock Investment Committee report.

Compensation Practice

 The Compensation Committee believes that the compensation and benefits packages afforded to the Company's executive officers are commensurate with competitive practices for similar positions held by employees of companies of similar size. With total compensation significantly weighted toward rewards for sustained Long Term growth, the Committee believes the Company's compensation program is effective for providing continued incentive to pursue its aggressive Long Term growth strategies.

 Federal tax legislation (IRC 162(m)) limits publicly-held companies such as CPAC, Inc. from deducting for tax purposes, annual compensation paid to the Chief Executive Officer and the four highest paid officers other than the Chief Executive
Officer in excess of $1,000,000 per person in certain situations. The tax deductibility of amounts paid by the Company to its executive officers in fiscal 2000 will not be affected by IRC 162(m). It is also anticipated that amounts paid by the Company to its executives in fiscal 2001 will not be affected by IRC 162(m).

Mr. Hendrickson's 2000 Cash Compensation

 Mr. Hendrickson founded the Company in 1969 and has been Chief Executive Officer and President since that time. Mr. Hendrickson was awarded incentive compensation as shown in the Summary Compensation Table above, under the caption "Bonus", for his performance during fiscal 2000. Under Mr. Hendrickson's experienced management, earnings per share, after payment of all incentive compensation payments, increased from $.82 to $.91 per share, on a fully diluted basis. Mr. Hendrickson was entitled to a maximum bonus when earnings per share reached $1.05 per share under the incentive compensation targets set for the year.

Summary

 In summary, the Compensation Committee believes the compensation strategy that is now in place will provide the necessary incentives to retain and motivate the Company's executives for the achievement of short and long term goals which will significantly benefit Shareholders in the future.

 Seldon T. James, Jr., Chairman
Robert Oppenheimer
David P. Biehn

Executive Long Term Stock Investment Committee Report

 The Executive Long Term Stock Investment Committee administers the Company's Executive Long Term Stock Investment Plan and makes all decisions concerning equity based incentive awards for the Company's executives and management under the Plan.
During fiscal 2000, the Committee was comprised of Messrs. James, Jr., Oppenheimer and Mr. David P. Biehn. Mr. Biehn is not standing for reelection as a Director of the Company.

Long Term Stock Incentive Compensation Philosophy

 To help insure that executives are continually focused on the longer term goals of the Company, equity awards are made to key executives in accordance with the terms, conditions and restrictions of the Executive Long Term Stock Investment Plan
which has been approved by the Shareholders. See Page 24 of the Proxy Statement for a narrative description of the Plan.

 It is believed that a principal factor influencing market price of the Company's stock is the Company's performance as reflected in its sales, earnings, cash flows, and other results. By granting stock awards to Company executives, such individuals are encouraged to focus their efforts on achieving improvements in the Company's performance.

Mr. Hendrickson's 2000 Long Term Stock Incentive Compensation

 The stock awards made to Mr. Hendrickson in fiscal 2000 were determined to be reasonable and appropriate for his position and level of expertise. The awards were made in the form of a stock award for 25,000 shares and stock options and were designed to provide him with a continued substantial ownership position in the Company and to closely tie his interest to the interest of the Shareholders. Since these incentive awards will yield meaningful income to Mr. Hendrickson only if the
Company stock appreciates in value over the coming years, they provide an incentive, in keeping with the philosophy outlined above, for Mr. Hendrickson to achieve improvements in Company performance that will yield solid increased Shareholder value.

 Seldon T. James, Jr., Chairman
Robert Oppenheimer
David P. Biehn

Common Stock Performance

 As part of the executive compensation presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of appropriate similar companies.
The Company's common stock is traded on the National Association of Securities Dealers' National Market System (NASDAQ/NMS) and one appropriate comparison is with the NASDAQ U.S. Composite Index performance. Because there is no similar single "peer company" in the NASDAQ system with which to compare stock performance, the second index which the Company believes most closely approximated its performance is the NASDAQ Non-Financial Index.

 Comparison of Five-Year Cumulative Total Returns
Performance Report for
CPAC, Inc.

Description

In the graph, the X-axis is represented by $0 to $700 and the Y-axis is represented by the dates 03/31/95 through 03/31/00. The following table shows the points of data used to plot the Comparison of Five Year-Cumulative Total Returns
Performance Graph for CPAC, Inc.

Table

Company Index:

CUSIP

Ticker

Class

Sic

Exchange

12614510

CPAK

3823

NASDAQ

Fiscal Year-end is 03/31/2000

Market Index:

Nasdaq Stock Market (US Companies)

Peer Index:

Nasdaq Non-Financial Stocks

SIC 0100-5999, 7000-9999 US & Foreign

Date

Company Index

Market Index

Peer Index

03/31/1995

100.000

100.000

100.000

04/28/1995

97.778

103.150

103.591

05/31/1995

93.333

105.816

105.963

06/30/1995

113.333

114.382

115.628

07/31/1995

108.889

122.782

124.449

08/31/1995

120.000

125.274

126.082

09/29/1995

128.889

128.160

128.920

10/31/1995

131.111

127.421

127.601

11/30/1995

120.000

130.411

129.998

12/29/1995

125.556

129.721

128.455

01/31/1996

120.000

130.370

129.384

02/29/1996

123.333

135.340

135.124

03/29/1996

126.667

135.795

134.921

04/30/1996

126.667

147.045

147.994

05/31/1996

136.111

153.789

155.416

06/28/1996

113.889

146.856

146.799

07/31/1996

113.889

133.786

131.891

08/30/1996

111.111

141.304

139.290

09/30/1996

126.389

152.108

150.516

10/31/1996

141.667

150.416

147.750

11/29/1996

152.778

159.742

156.621

12/31/1996

166.667

159.609

156.040

01/31/1997

150.000

170.936

168.099

02/28/1997

130.556

161.480

156.270

03/31/1997

131.944

150.952

145.512

04/30/1997

116.667

155.656

150.358

05/30/1997

119.444

173.280

168.549

06/30/1997

134.722

178.609

172.471

07/31/1997

125.00

197.427

191.456

08/29/1997

127.778

197.135

191.164

09/30/1997

119.444

208.821

202.000

10/31/1997

113.889

197.941

189.706

11/28/1997

118.056

198.985

189.395

12/31/1997

113.889

195.560

182.720

01/30/1998

111.806

201.750

190.936

02/27/1998

119.444

220.720

210.537

03/31/1998

123.611

228.876

218.331

04/30/1998

127.778

232.733

222.099

05/29/1998

120.833

219.802

209.371

06/30/1998

106.944

235.155

225.201

07/31/1998

108.333

232.413

223.057

08/31/1998

90.278

186.343

177.527

09/30/1998

98.611

212.198

202.907

10/30/1998

92.361

221.527

211.950

11/30/1998

103.472

244.046

235.828

12/31/1998

83.896

275.753

268.273

01/29/1999

53.134

315.758

311.397

02/26/1999

81.827

287.484

281.910

03/31/1999

83.237

309.191

305.454

04/30/1999

83.237

318.990

312.898

05/28/1999

86.059

310.365

304.478

06/30/1999

95.330

338.330

333.733

07/30/1999

88.216

332.259

329.900

08/31/1999

77.488

346.257

344.640

09/30/1999

67.443

346.456

346.127

10/29/1999

71.748

373.963

375.421

11/30/1999

90.518

419.226

427.136

12/31/1999

94.139

511.151

529.513

01/31/2000

88.345

492.245

513.358

02/29/2000

81.784

585.226

618.833

03/31/2000

87.261

574.039

599.012

LEGEND

Symbol

Total Returns Index for:

__..__..

CPAC, Inc.

______

Nasdaq Stock Market (US Companies)

_ _ _ _

Nasdaq Non-Financial Stocks

SIC 0100-5999, 7000-9999 US & Foreign

03/31/95

03/31/96

03/31/97

03/31/98

03/31/99

03/31/00

100.0

126.7

131.9

123.6

83.2

87.3

100.0

135.8

151.0

228.9

309.2

574.0

100.0

134.9

145.5

218.3

305.5

599.0

Notes:

Assumes $100 invested on April 1, 1995, in CPAC, Inc., Common Stock, and an identical amount in both the NASDAQ U.S. and NASDAQ Non-Financial Indices. The lines represent monthly index levels derived from compounded daily returns that include all dividends. The indexes are reweighted daily, using the market capitalization on the previous trading day.

Total Return assumes the reinvestment of all dividends. On November 3, 1998, The Board of Directors announced the reinstatement of a regular quarterly dividend of $.065 per share.

There can be no assurance that the Company's stock performance will continue in the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

Incentive Compensation Plan

On June 4, 1986, the Compensation Committee of The Board recommended, and The Board of Directors approved, the establishment of an Incentive Compensation Plan for certain personnel who do not receive hourly compensation, commission payments, or other forms of incentive compensation.

 After objectives and standards have been established or an employee, and the employee is included in the Incentive Compensation Plan, the maximum incentive bonus payable shall be dependent upon the employee's position within the Company and were the following percentage of base pay:

Category

Percent

Chief Executive Officer

75%

Senior Operating and Staff Executives

50%-60%

Key Management

30%-50%

Other Managers and Supervisors

20%

 The Board adopted a policy for the Chief Executive Officer and certain selected corporate executives pursuant to which the entitlement to, and the amount of the total bonus paid, would be dependent upon the Company's success in attaining budgeted profits and specified goals in earnings per share. Under this policy, exceptional performance as measured by and reflected in specified increases in earnings per share could result in such employee earning up to 148% of that employee's base pay percent as indicated in the table above.

 Management shall determine the category of each employee, but personnel shall not be granted a bonus as a Senior Operating or Staff Executive without approval of The Board of Directors.

 Before including an individual in the Plan, or establishing that percentage of compensation which the employee should receive as incentive, management will review the incremental benefit to the Company which results from the employee attaining the objectives established. On an annual basis, management will submit a review of the Plan to The Board of Directors, showing the amount committed to the Incentive Compensation Plan for each category of employee and, for each level of employee, the estimated incremental benefit to the Company.

 Each employee included in the Incentive Compensation Plan shall receive the incentive compensation payment quarterly in a check separate from his/her regular pay, which check shall be accompanied by a written report, at least semi-annually, reviewing the employee's progress in meeting established objectives, and explaining the basis on which his/her bonus was determined. A copy of such written report is filed with the Compensation Committee.

 In order to reinforce the objectives and to provide greater motivation, incentive compensation will be paid to participants in the Plan on a quarterly basis. Payments during the first three quarters will be equal to 50% of the amount which management believes the employee would be entitled to as a bonus, based upon the compensation paid to the employee through the end of the quarter, and considering his/her performance through that date, and the likelihood the employee will attain established objectives by the end of the fiscal year. Individual payments to the top three executives are approved by the Compensation Committee.

 The final payment of the bonus will be made as soon as practical following completion of the independent audit for the fiscal year, and will include that portion of the bonus withheld during the first three quarters and all of the bonus for the fourth quarter to which the employee is determined to be entitled. No employee will be asked to refund any bonus which has been previously paid. No employee shall be entitled to a bonus unless employed by the Company at the time of distribution.
Participation in the Incentive Compensation Plan shall not be deemed to constitute a contract of employment, guaranteeing to an employee employment for any period of time.

 The Board established that management should develop objectives and standards for the two categories labeled Key Management and Other Managers and Supervisors.

401(k) Profit Sharing Plan

 On April 17,1986, The Board of Directors adopted a profit sharing plan for the benefit of all domestic employees of the Company and its subsidiaries who have attained the age of twenty-one and who have one year of service. The effective date of the Plan was May 1,1986.

 The Plan constitutes a qualified retirement plan under sections 401(a) and (k) of the Internal Revenue Code and contributions made by the Company to the Plan are deductible for federal income taxes.

 Under the Plan, the Company may make contributions to the Plan on behalf of Plan participants in such amounts as the Board of Directors may determine, subject to Internal Revenue Code limitations and restrictions on and the deductibility of contributions to a qualified profit sharing plan. Subject to similar restrictions on the amount of contributions to the section 401(k) component of the Plan, the Company will match each contribution made by a Plan participant, pursuant to a salary reduction agreement in effect for each Plan Year in an amount equal to $.50 for each $1.00 of participant contribution. The Company's contribution will not exceed up to a maximum of 3% of participant compensation. A participant may contribute up to 15% of his compensation under the salary reduction agreement to the Plan each year. If, in any Plan Year, contributions are made to the Plan which result in any "excess contributions" because they exceed the amount permitted to be contributed to the Plan under the Internal Revenue Code, adjustments will be made to reduce the amount of that Plan Year's contributions so as to comply with such restrictions.

 Events that permit distribution under the Plan are generally termination of service at normal retirement age (age 65), disability or death. A participant is 100% vested in all his contribution accounts upon termination of employment due to normal retirement, death or disability. In the event of termination of employment for any other reason, a participant is 100% vested in any contributions he has made to the Plan and 100% vested in amounts contributed to the Plan in the discretion of the
Company's Board of Directors. With respect to matching contributions, the vesting schedule set forth below applies:

Completed Years of Service

Vested Percentage

Less than 1

0%

1

20%

2

40%

3

60%

4

80%

5

100%

 In 1999, the Plan was amended to allow the employee a choice of eight different investment options for his account balances under the Plan.

 Under the Plan, a participant that meets " financial hardship " requirements may borrow the lesser of 50% of his vested account balance or $50,000. The minimum loan allowable is $1,000. Only one loan can be outstanding at any time; the repayment period can vary from 1 to 5 years unless the loan is used to purchase a primary residence, in which case the repayment period can be up to 10 years.

 A participant may borrow the lesser of 50% of his account balance up to $10,000 without proving financial hardship. The minimum loan allowable is $1,000 and the repayment period can vary from 1 to a maximum of 3 years.

 A Participant who has not attained age 59-1/2 and is not totally and permanently disabled may withdraw amounts he has contributed pursuant to his salary reduction agreement as well as the vested amount of the employer matching contribution made to the Plan upon a showing of financial hardship.

 The normal form of benefit under the Plan is a lump sum distribution or, if the participant elects, a distribution in periodic payments of substantially equal amounts for a selected number of years not to exceed five.

 For the Plan Year ended March 31, 2000, the Company and its subsidiaries made no discretionary contribution to the Plan. The amount of matching contributions made under the Plan for such year was $4,800 in the case of Mr. Hendrickson, $4,800 in the case of Mr. Isaacs, $4,800 in the case of Mr. Weldgen, $3,728 in the case of Ms. Clay and $3,360 in the case of Mr. Pembroke. The total for all executive officers as a group was $21,488.

Non Qualified Deferred Compensation Plan

 Effective January 1, 2000 the Company adopted a non-qualified deferred compensation plan for certain key executives of the Company. Contributions to the plan consist of "excess" 401(k) deferrals and selected percentages of salaries and bonuses with a maximum individual deferral of $50,000 per year. Compensation deferred by plan participants will be invested by the Company in various investment grade "pooled accounts" on behalf of the participants. No matching contribution by the Company is required. The Company may make discretionary contributions. For fiscal 2000, no such discretionary contributions were made.

Stock Purchase Program

 In June, 1995, The Board of Directors approved a stock purchase program whereby employees can contribute up to 10% of their total income (to a maximum of $5,000 per annum), through payroll deductions, to purchase the Company's $.0l par value common stock in open market transactions.

 On a quarterly basis, the amount collected through payroll deductions is used to purchase Company stock. The Company pays the broker's commission for the purchase - if the stock is subsequently sold, the employee pays the broker's commission.

 For the fiscal year ended March 31, 2000, an average of 22 employees per quarter purchased a total of 2,847 shares of CPAC, Inc. common stock. The total cost to the Company approximated $773. No executive officers participated in the program.

Executive Long-Term Stock Investment Plan

 On June 8, 1994, the Board of Directors adopted the Executive Long Term Stock Investment Plan and reserved in the aggregate 350,000 shares of the Company's $.01 par value common stock for issuance thereunder. The purposes of the Executive
Long Term Stock Investment Plan ("Stock Investment Plan") are to: (1) closely associate the interests of the management of CPAC and its subsidiaries with the Company's Shareholders by reinforcing the relationship between participants' rewards and
Shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased Shareholder value; (3) maintain competitive compensation levels; and, (4) provide an incentive to management for continuous employment with the Company. The Stock Investment Plan was approved by the Company's Shareholders at the Annual Meeting of Shareholders held on August 10, 1994. On August 7, 1996, the Shareholders approved a 600,000 share increase and on
August 11, 1999, approved a 250,000 share increase in the number of shares reserved under the Stock Investment Plan.

       The salient features of the Stock Investment Plan are as follows:

a)     Purposes

                              The purposes of the Stock Investment Plan are to: (1) closely associate the interests of the management of the Company and its subsidiaries with the Company's Shareholders by reinforcing the relationship between participant rewards and Shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased Shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management for continuous employment with the Company.

b)     Administration

                              The Stock Investment Plan is administered by the Executive Long
Term Stock Investment Plan Committee ( the "Committee"). Members of the Committee serve one-year terms, renewable automatically, unless terminated at the discretion of The Board of Directors. During fiscal 2000, the Committee was composed of David P.
Biehn, Seldon T. James, Jr. and Robert Oppenheimer. Mr. Biehn is not standing for reelection as a director of the Company and will no longer serve on the Committee. On April 4, 2000, Dr. Jerold L. Zimmerman was elected as a member of the Committee.

                   The Committee is responsible for the overall administration, governance, management and interpretation of the Stock Investment Plan, having the authority, in its sole discretion and from time to time, to: (1) grant options/or stock awards in such form and number as it may determine; (2) impose such limitations, restrictions and conditions upon any such option and/or stock award as the
Committee deems appropriate, consistent with the purposes of the Stock Investment Plan; and (3) interpret the Stock Investment Plan, adopt, amend and rescind rules and regulations relating to the Stock Investment Plan, and make all other determinations and take all other actions as are necessary and/or advisable for the implementation and administration of the Stock Investment Plan.

c)     Eligibility for Participation

                              Participants in the Stock Investment Plan will be selected by the
Committee from the executive officers and other key employees of the Company and its subsidiaries who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company.
Under the terms of the Stock Investment Plan, in selecting a participant and in determining the form and number of equity awards, the Committee has and will continue to consider factors it deems relevant, including the person's functions, r esponsibilities, value of services to the Company and/or its subsidiaries, as well as the individual's past and potential contributions to the Company's profitability and sound growth.

d)     Types of Awards

                              Awards under the Stock Investment Plan may be in the form of any one or more of the following: (1)Nonqualified Stock Options; (2) Incentive Stock Options; (3) Reload Options; or (4) Restricted Performance Shares.

     1.       Nonqualified Stock Options

                         The Committee may from time to time, and subject to the provisions of the Stock Investment Plan and such other terms and conditions as it may prescribe, grant to any eligible employee one or more Nonqualified Stock Options to purchase for cash or shares the number of shares allotted by the Committee.

a.     Terms and Conditions

     Nonqualified Stock Options are subject to the following terms and conditions:

      (i)      Price:  The exercise price, as determined by the Committee, generally will not be less than the fair market value of the shares with respect to which an option is granted at the time of the granting of the option. The Committee, however, is explicitly authorized to grant Nonqualified Stock Options, the exercise price of which is less than the fair market value of the shares at the time of the grant of the option. Fair market value is the mean between the high and low bid prices for the Company's stock as quoted on the NASDAQ National Market System;

      (ii)     Term of Options:  The term of each option is to be decided by the Committee and is not subject to any specified (e.g., five or ten) number of years. Such term may be modified, or the Nonqualified
Stock Option terminated, at any time by mutual agreement between the Committee and the employee;

     (iii)      Payment Upon Exercise:  An employee granted a Nonqualified Stock Option under the Stock Investment Plan may pay for the Company's stock upon exercise either with cash or with Company stock already owned by him, valued at the fair market value of the stock on the date of exercise. Fair market value is the mean between the high and the low bid prices for the Company's stock as quoted on the NASDAQ National Market System.

b.     Certain Material Restrictions

     Nonqualified Stock Options are subject to the following material restrictions:

      (i)      Nonqualified Stock Options are exercisable only while the optionee is an employee of the Company or within a three month period immediately following the employee's termination of employment;

     (ii)     Nonqualified Stock Options are exercisable only by the optionee and are not assignable, transferable or subject to any other party acquiring rights therein;

     (iii)     Upon the death of the optionee prior to his complete exercise of a Nonqualified Stock Option, the remaining portion of the option may be exercised only his estate or on behalf of any person(s) to whom his rights pass under his Will or by operation of law;

     (iv)     An optionee has no rights as a Shareholder with respect to the shares subject to a Nonqualified Stock Option, including voting rights or dividend rights, until the Company has received full payment therefor, and has issued a stock certificate to him representing the shares purchased upon exercise;

     (v)      Shares of common stock issued upon the exercise of a Nonqualified Stock Option may not be sold, transferred, pledged or otherwise disposed of by the optionee for a period of six months from the date of grant of the option.

     2.       Incentive Stock Options

                                      The Committee
may, from time to time, and subject to the provisions of the Stock Investment Plan and such other terms and conditions as it may prescribe, grant to any eligible employee, one or more Incentive Stock Options intended to qualify under Section 422 of the
Internal Revenue Code of 1986 to purchase for cash or shares the number of shares allotted by the Committee.

a.     Terms and Conditions

     Incentive Stock Options are subject to the following terms and conditions:

     (i)      Price:  The exercise price, as determined by the Committee, may not be less than the fair market value of the shares with respect to which an Incentive Stock Option is granted at the time of the granting of the Incentive Stock Option. In the case of an employee owning more than 10% of the Company's common stock, the exercise price may not be less than 110% of the fair market value of such stock at the time of grant. See the discussion above for the definition of fair market value.

     (ii)     Term of Options:  While the term of each Incentive Option is to be decided by the Committee, no Incentive Option will be granted with a term of greater than ten years ( five years in the case of a greater than 10% Shareholder) from the date it was granted, and such term may be modified or the Incentive Stock Option terminated at any time by mutual agreement between the Committee and the employee;

     (iii)     Payment Upon Exercise:  An employee granted an Incentive Stock Option may pay for the Company's stock either with cash or with Company's stock already owned by him,

valued at the fair market value of the stock on the date of exercise. Fair market value is calculated in the same manner as in the case of Nonqualified Stock Options discussed above.

b.     Certain Material Restrictions

                        Incentive Stock Options are subject to the same material restrictions as govern Nonqualified
Stock Options. In addition, Incentive Stock Options are subject to a rule under Section 422 of the Internal Revenue Code that the aggregate fair market value of stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year by any optionee cannot exceed $100,000, such value being determined on the date of the grant of the option.

     3.       Reload Options

                                      Concurrently with
the award of a Nonqualified Stock Option and/or Incentive Stock Option, the Committee may grant a Reload Option to enable the employee to purchase a number of shares for either cash or shares. The Reload Option becomes effective only if the employee uses common stock of the Company owned by him for at least twelve months to purchase the shares issuable to him upon his exercise of either the underlying Nonqualified or Incentive Stock Option. The Reload Option is designed to replace those shares used as the purchase price, and the number of Reload Options will equal the number of shares of the Company's common stock used by the employee to exercise the underlying option.

                                      The Reload Option
price generally will be the fair market value of a share of the Company's common stock on the date the Reload Option becomes effective, that is, the date on which the underlying option shall have been exercised. Notwithstanding this general rule, where the exercise price of the underlying option was less than the fair market value of the Company's common stock on the date of the underlying stock option's grant, the Reload Option price may, at the Committee's discretion, reflect the same percentage discount from the fair market value of the Company's stock on the date of the Reload Option's effectiveness. Fair market value shall be the mean between the high and the low prices for the Company's common stock as quoted on the NASDAQ National Market
System.

     4.       Restricted Performance Shares

                                      Concurrently with
or subsequent to the grant of any Nonqualified Stock Option, incentive Stock Option or Reload Option, the Committee may, subject to the provisions of the Stock Investment Plan and such other terms, conditions and restrictions as the Committee may prescribe, award to an eligible employee one share of common stock for each aggregate four options granted under the Nonqualified Stock Option, Incentive Stock Option or Reload Option, as the case may be. Such shares shall constitute Restricted
Performance Shares and are awarded in consideration of the future performance of substantial services to and/or on behalf of the Company and/or its subsidiaries by such employee.

                                      Upon issuance of
the Restricted Performance Shares, the employee has all of the rights of a Shareholder of the Company with respect to such Restricted Performance Shares, including the right to vote and receive all dividends as well as all other distributions paid or made with respect thereto.

                                      Restricted
Performance Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated while they are subject to forfeiture. Restricted Performance Shares are subject to forfeiture in the event the employee terminates his service with the Company prior to the date immediately following the last day of the option period with respect to which the Shares were awarded, unless the termination is due to the employee's death, his permanent and total disability, or a change in control of the Company. In the event the employee exercises the option with respect to which the Restricted Performance Shares were awarded, any Restricted Performance Shares issued in connection with such option are automatically forfeited to the extent of the option's exercise on a proportionate basis.

                                      Upon the
expiration of the forfeiture provisions, the Restricted Performance Shares vest and at that time may be sold, transferred, assigned, pledged, encumbered or otherwise alienated, subject to any and all applicable federal and state securities law restrictions.

e)     Federal Tax Consequences

     1.       Nonqualified Stock Options

                                      Under current
provisions of federal tax law, for regular as well as for purposes of the federal alternative minimum income tax, the grant of a Nonqualified Stock Option is not a taxable event for the employee. In addition, upon the grant of such an option, the Company will receive no business expense deduction.

                                      Upon the exercise
of a Nonqualified Stock Option, the difference between the exercise price and the fair market value of the option shares on the date of exercise constitutes ordinary, compensation income to the optionee and is taxed to him at normal, ordinary tax rates, except to the extent the shares are not transferable and subject to a substantial risk of forfeiture. To the extent such difference is required to be included as compensation income by the employee, the Company is entitled to a business expense deduction.
Upon the later sale of the optioned stock, long or short-term capital gain or loss will be recognized by the employee depending upon the holding period and the extent to which the selling price exceeds or is less than the employee's basis in the stock.
The short-term rate is the same rate that is applied to a taxpayer's ordinary income. The maximum long-term rate of 20% is generally applicable to assets held for at least 12 months.

     2.       Incentive Stock Options

                                      The general rule
is that no income, gain or loss is recognized for regular income tax purposes by an optionee upon either the grant or the exercise of an Incentive Stock Option. Upon the later sale of the shares acquired pursuant to such an Option, long, mid-term or short capital gain or loss (at the rates described above) will be recognized by the employee to the extent the selling price exceeds or is less than the employee's basis in the stock.

                                      This tax
treatment is available provided the shares acquired by exercise of the Incentive Stock Option are held by the optionee for a period of two(2) years from the date of the grant of the Option and at least one (1) year from the date of the Option's exercise.

                                      As a general
rule, the Company will not be entitled to an income tax deduction with respect to either the grant or the exercise of an Incentive Stock Option.

                                      If either of the
one year, two year holding periods just described are not met, the difference between the fair market value of the shares and the exercise price on the date of the Option's exercise constitutes ordinary, compensation income to the optionee in the optionee's taxable year in which the disqualifying disposition occurs. The balance of the amount realized in such year constitutes capital gain, taxable at the short-term or long-term rates described above. The Company is allowed a corresponding deduction for the amount the optionee is required to include as ordinary, compensation income in the year of the disqualifying disposition.

                                      For purposes of
the alternative minimum income tax calculation, an Incentive Stock Option is treated as if it were a Nonqualified Stock Option. Consequently, upon the exercise of the Incentive Stock Option, the difference between the exercise price and the fair market value of the shares on the date of exercise is includible as alternative minimum gross income, and made subject to special alternative minimum income tax rates.

     3.       Restricted Performance Shares

                                      If property is
transferred to a person in connection with the performance of services, the fair market value of the property received in excess of the amount paid for the property constitutes ordinary, compensation income in the taxable year of receipt, unless the property is not transferable and is subject to a substantial risk of forfeiture. The fair market value of the property is includible in income when either of the restrictions lapse. The Company is not allowed an income tax deduction until the recipient is required, in accordance with gain or loss is recognized, the gain, if any, is taxed at normal, ordinary tax rates, with a maximum rate of such rules, to include the value of the property in income.

                                      Under the Stock
Investment Plan, when they are awarded by the Committee, Restricted Performance Shares are not transferable and are subject to a substantial risk of forfeiture. Consequently, until such restrictions lapse, the fair market value of such Shares generally is not includible in the recipient's income nor may the Company claim an income tax deduction for the value of the Shares awarded. Upon the lapse of such restrictions, the fair market value of the Shares at the time the restrictions lapse is includible as ordinary, compensation income to the recipient and the Company is entitled to an income tax deduction at that time equal to the amount includible in the recipient's gross income. Upon the subsequent sale of the Shares by the recipient, gain or loss will be recognized, either long term or short term capital gain equal to the difference between the selling price and the taxpayer's basis, depending upon the holding period of such Shares ( which includes the period during which the restrictions apply).

f)     Registration of Shares

                          The Company registered the 350,000 shares of its $.01 par value common stock it reserved for issuance upon the exercise of options or the award of shares under the Stock Investment Plan with the Securities and Exchange Commission under the Securities Act of 1933. Such registration became effective on October 29,1994 and remains in effect. The
Company registered the 600,000 share increase with the Securities and Exchange Commission. Such registration became effective on October 3, 1996, and remains in effect. The Company registered the 250,000 share increase with the Securities and Exchange
Commission. Such registration became effective on September 24, 1999 and remains in effect. It is anticipated that as a result of such registrations, nonaffiliates of the Company may resell such registered shares acquired by them under the Stock
Investment Plan without federal securities laws restrictions.

g)     Options and Awards

                          The following information concerning the Stock Investment Plan is provided as of the date of this Proxy Statement, namely, June 22, 2000:

                          Options for 683,629 shares are outstanding, of which 511,754 are currently exercisable and
152,000 were granted during the fiscal year ended March 31,2000.

                          Options for 444,635 shares are outstanding for all executive officers as a group, of which
324,250 are currently exercisable and 93,000 were granted during the fiscal year ended March 31, 2000.

                          The market value of the securities underlying these options was $4,785,403.

                          3,432 Restricted Performance Shares are currently outstanding, none of which are outstanding for all executive officers as a group. None of such Shares have vested.

                          The market value of Restricted Performance Shares was $24,024.

Prior Incentive Stock Option Plans

 The Board of Directors established and the Shareholders at the Annual Meeting in August, 1991 approved, the 1991 Employees' Incentive Stock Option Plan.

 On June 8,1994, the Board terminated the 1991 Plan as to the grant of additional options thereunder and adopted the Stock Investment Plan. The termination of the 1991 Plan did not terminate, accelerate or otherwise affect unexercised options outstanding thereunder.

 The following information is provided as of the date of this Proxy Statement, namely, June 22, 2000:

 Options for 100,527 shares are outstanding under the 1991 Plan, all of which are currently exercisable. Options for 85,467 shares are outstanding under the 1991 Plan for all executive officers as a group, all of which are currently exercisable.

 The market value of the securities underlying all options under the 1991 Plan was $703,689.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

 The Board of Directors, acting upon the recommendation of the Audit Committee, as previously described, has appointed, subject to ratification by the Shareholders at the Annual Meeting, the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ended March 31, 2001. PricewaterhouseCoopers LLP has at no time had any direct or indirect financial interest in the Company or any of its subsidiaries, nor, other than providing certain non-audit services, any other connection with the Company except that of independent auditors.

 It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

This proposal requires the affirmative vote of a majority of the shares of common stock of the Company present in person or by Proxy and entitled to vote at the Annual Meeting.

 Management recommends a vote for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending March 31, 2001.

PROPOSAL 3

APPROVAL OF OPTION GRANT TO JEROLD L. ZIMMERMAN

 Subject to the approval of the Shareholders, the Board of Directors of the Company granted to the Company's new director, Dr. Jerold L. Zimmerman, an option to purchase up to 15,000 shares of the Company's $.01 par value common stock at an exercise price of $6.875 per share constituting the fair market value of the Company's stock on March 28, 2000. The term of the option is for a period of ten (10) years, that is from April 4, 2000 until close of business on April 3, 2010.

 Dr. Zimmerman's professional background and his position as a new director of the Company is set forth on page 4 of this Proxy Statement.

 Pursuant to the provisions of the Business Corporation Law of the State of New York, because Dr. Zimmerman is a director of the Company, the grant of this option to Dr. Zimmerman requires the affirmative vote of a majority of the shares of stock of the Company present, in person or by Proxy, and entitled to vote at the Annual Meeting.

 Management recommends that the Shareholders approve the grant of an option to Dr. Zimmerman to purchase up to 15,000 shares of the Company's common stock at the exercise price of $6.875 per share.

VOTING

 Each nominee for director must receive at least a plurality of the shares of common stock of the Company present in person or by Proxy and entitled to vote at the Annual Meeting. Shareholders may vote for all nominees, withhold authority to vote for all nominees or withhold authority to vote for any individual nominee.

 Each Proposal other than the election of directors requires a majority of the total votes cast at the Annual Meeting on the Proposal ( including abstentions ) in person or by Proxy.

Broker Non-Votes and Abstentions

 Broker non-votes will not be treated as votes cast or shares entitled to vote on matters as to which the applicable rules of the National Association of Securities Dealers, Inc. withhold the broker's authority to vote in the absence of direction from the beneficial owner. Non-broker Shareholders who are present in person or by Proxy and have the legal authority to vote their shares but who abstain from voting for or against a given Proposal will adversely affect the outcome of that
Proposal.

Voting of Proxies

 The shares represented by all valid Proxies received will be voted in the manner specified on the Proxies.

  With respect to the election of directors, ANY VALID PROXY RECEIVED WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ALL NOMINEES OR ANY INDIVIDUAL NOMINEE SHALL BE DEEMED TO GRANT
AUTHORITY TO VOTE FOR ALL NOMINEES.

 Where specified choices ( including abstentions) with respect to any given Proposal are not indicated, THE SHARES REPRESENTED BY ALL VALID PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THAT PROPOSAL.

 Management recommends that the Shareholders vote "FOR" Proposals 1, 2 and 3.

 By Order of The Board of Directors
 /s/ Robert Oppenheimer
Robert Oppenheimer, Secretary

CPAC, INC., 2364 Leicester Road, P.O. Box 175, Leicester, NY 14481

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 9, 2000

The undersigned Shareholder of CPAC, Inc. hereby appoints and constitutes Thomas N. Hendrickson and Robert Oppenheimer, and either of them, the proxy or proxies of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of Shareholders of the Company to be held at Genesee River Hotel - Restaurant and Reception Center, 134 North Main Street (Route 36), Mount Morris, New York 14510 on Wednesday, August 9,
2000, at 11:00 A.M., EDT, and any and all adjournments of said meeting, and to vote all shares of stock of CPAC, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

Management Recommends a VOTE FOR Items 1, 2 and 3.

1.  ELECTION OF DIRECTORS: Election of the directors listed below to serve until the annual meeting of Shareholders in the year 2001 and until their successors are duly elected and qualified.

FOR ALL NOMINEES LISTED BELOW: (EXCEPT AS MARKED TO THE CONTRARY BELOW): [   ]

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW: [   ]

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name on the list below:

Thomas N. Hendrickson     Robert C. Isaacs     Robert Oppenheimer     Seldon T. James,Jr.

Thomas J. Weldgen Jerold L. Zimmerman

2. APPOINTMENT OF AUDITORS: Ratification of the appointment of PricewaterhouseCoopers LLP by The Board of Directors as independent auditors for the fiscal year ending March 31, 2001.

FOR [ ]

AGAINST [ ]

ABSTAIN [ ]

 3. OPTION APPROVAL: To approve the grant of an option to a new director of the Company, Jerold L. Zimmerman, to purchase 15,000 shares of the Company's $.01 par value common stock.

FOR [ ]

AGAINST [ ]

ABSTAIN [ ]

CPAC, Inc.

Annual Meeting Proxy - August 9, 2000

Dated: _________________, 2000

__________________________________

  Signature

__________________________________

  Signature

Joint owners should each sign. Executors,

trustees, guardians, corporate officers, and

other representatives should give title

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS